File No. 33-23512, 811-5629
                                                      Filed under Rule 497(e)

                               The GCG Trust

                           PROSPECTUS SUPPLEMENT

                               June 24, 1998

                                   to the
           Prospectus dated May 1, 1998, as supplemented June 8, 1998, for The GCG Trust


Constantinos G. Mokas has replaced a member of the team of portfolio managers at Massachusetts Financial Services Company ("MFS"). He and David M. Calabro together will manage the equity portion of the Total Return Series of The GCG Trust when the Series commences operations. Mr. Mokas is a Vice President at MFS. He has been employed as a portfolio manager with MFS since 1990.


This supplement should be retained with your Prospectus for The GCG Trust.